UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 31, 2023

COLUMBIA CARE INC.

(Exact Name of Registrant as specified in its charter)

British Columbia	000-56294	98-1488978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

680 Fifth Ave., 24th Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(212) 634-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on March 23, 2022, Columbia Care Inc. (“Columbia Care” or the “Company”) entered into an arrangement agreement, as amended on February 27, 2023 (the “Arrangement Agreement”) with Cresco Labs Inc. (“Cresco Labs”), pursuant to which, Cresco Labs agreed, subject to the terms and conditions thereof, to acquire all of the issued and outstanding common shares and proportionate voting shares of Columbia Care, pursuant to a statutory plan of arrangement under the Business Corporations Act (British Columbia) (the “Arrangement”).

As previously disclosed, Columbia Care and Cresco Labs were not able to complete the divestitures necessary to secure all necessary regulatory approvals to close the Arrangement by the outside date specified in the Arrangement Agreement.

On July 31, 2023, Columbia Care and Cresco Labs entered into a termination agreement (the “Termination Agreement”), pursuant to which Columbia Care and Cresco Labs agreed to terminate the Arrangement Agreement. The Termination Agreement provides for the release by each party of certain claims arising from or relating to the Arrangement, the Arrangement Agreement, the transactions contemplated therein or the circumstances relating thereto. There are no penalties or fees related to the mutual agreement to terminate the Arrangement.

The above description of the Termination Agreement is qualified in its entirety by reference to the Termination Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Item 1.02.	Termination of a Material Definitive Agreement.

The disclosure set forth under Item 1.01 of this Current Report is incorporated by reference into this Item 1.02.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2023, the Company appointed David Hart, 46, as President and Chief Operating Officer of the Company. David Hart joined Columbia Care in 2016 as Chief Risk Officer and became Chief Operating Officer in 2018.

There are no related party transactions with regard to David Hart reportable under Item 404(a) of Regulation S-K.

Item 8.01.	Other Events.

Business Update

The Company has received commitments from several of its largest holders of its 13% senior secured notes due May 2024 (the “2024 notes”) to exchange into the Company’s 9.5% senior secured notes due February 2026, on a one-for-one basis. The Company is in ongoing discussions with a limited group of additional bondholders to exchange more 2024 notes under the same structure. These private exchange agreements will meaningfully reduce the amount of the $38.2 million principal of notes due in May 2024, reduce the cash interest cost for the exchanged notes by 350 basis points, and extend the maturity of the converted notes to February 2026. More details will be provided upon closing of the exchange which will be in the third quarter. The Company intends to pursue additional alternatives to reduce debt, reduce interest expense and extend maturities. In that vein, Columbia Care has been contacted by several of the largest debtholders in addition to those holders of the 2024 notes that have already committed to the ongoing exchange, in order to facilitate the Company’s balance sheet enhancement efforts.

Columbia Care has completed the final phase of its previously announced corporate restructuring plan and expects to realize an additional net benefit to EBITDA of approximately $950,000 in 2023 and approximately $3.8 million in 2024. The primary source of the additional savings is a 52-person headcount reduction, primarily from Green Leaf Medical, LLC corporate redundancy, as well as facility rightsizing and dispositions. These operational improvements are expected to be cash flow positive in 2023 and 2024.

Following the announcement of the first stage of non-core/underperforming asset sales in Missouri, the Company announced today that it has closed on the sale of its Downtown Los Angeles facility, consisting of a single dispensary and approximately 36,000 square feet of cultivation capacity. Gross proceeds are approximately $9 million, and the Company expects to net $3 million after taxes and the repayment of the outstanding mortgage. This sale will not only add to the Company’s cash balance but will also reduce overall debt and make permanent a net reduction in annual operating costs of more than $8.5 million for Columbia Care operations in California. All asset sale proceeds are being prioritized for debt reduction.

Voluntary Delisting of Common Shares from Canadian Securities Exchange

On July 31, 2023, Columbia Care announced that it will voluntarily delist its common shares from the facilities of the Canadian Securities Exchange (“CSE”), effective as of market close on August 2, 2023. Columbia Care’s common shares will continue trading on the Cboe Canada, the new business name of the NEO Exchange. Cboe Canada will remain the Company’s primary securities exchange, as it has been since the Company’s initial public listing.

Forward Looking Statements

This Current Report on Form 8-K contains certain statements that constitute forward-looking information or forward looking statements within the meaning of applicable securities laws and reflect the Company’s current expectations regarding future events. Statements concerning Columbia Care’s objectives, goals, strategies, priorities, intentions, plans, beliefs, expectations and estimates, and the business, operations, financial performance and condition of the Company are forward-looking statements. The words “believe”, “expect”, “anticipate”, “estimate”, “intend”, “may”, “will”, “would”, “could”, “should”, “continue”, “plan”, “goal”, “objective”, and similar expressions and the negative of such expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward looking statements in this Current Report on Form 8-K include, among others, statements related to: the exchange of certain 2024 notes for the Company’s 9.5% senior secured notes due February 2026; the consolidation of the Company’s trading on the Cboe Canada and the delisting of the Company’s securities from the CSE; and the impact of the Company’s corporate restructuring, pursuit of additional strategic asset sales, share consolidation, and negotiating with additional classes of noteholders regarding potential refinancing alternatives.

The Company has made assumptions with regard to its ability to execute on initiatives, which although considered reasonable by the Company, may prove to be incorrect and are subject to known and unknown risks and uncertainties that may cause actual results, performance or achievements of the Company to be materially different from those expressed or implied by any forward-looking information. Forward-looking information involves numerous assumptions, including the fact that marijuana remains illegal under federal law; the application of anti-money laundering laws and regulations to the Company; legal, regulatory or political change to the cannabis industry; access to the services of banks; access to public and private capital for the Company; unfavorable publicity or consumer perception of the cannabis industry; expansion into the adult-use markets; the impact of laws, regulations and guidelines; the impact of Section 280E of the Internal Revenue Code; the impact of state laws pertaining to the cannabis industry, including the transition to adult-use in Delaware; the Company’s reliance on key inputs, suppliers and skilled labor; the difficulty of forecasting the Company’s sales; constraints on marketing products; potential cyber-attacks and security breaches; net operating loss and other tax attribute limitations; the impact of changes in tax laws; the volatility of the market price of the common shares of the Company; reliance on management; litigation; future results and financial projections; the impact of global financial conditions and disease outbreaks; projected revenue and expected gross margins, capital allocation, EBITDA break even targets and other financial results; growth of the Company’s operations via expansion; statements relating to the business and future activities of, and developments related to, the Company after the date of this Current Report on Form 8-K, including such things as future business strategy, competitive strengths, goals, expansion and growth of the Company’s business, operations and plans; expectations regarding cultivation and manufacturing capacity; expectations regarding receipt of regulatory approvals; expectations that licenses applied for will be obtained; potential future legalization of adult-use and/or medical cannabis under U.S. federal law; expectations of market size and growth in the U.S. and the states in which the Company operates; expectations for other economic, business, regulatory and/or competitive factors related to the Company or the cannabis industry generally; and other events or conditions that may occur in the future.

Forward-looking statements may relate to future financial conditions, results of operations, plans, objectives, performance or business developments. These statements speak only as at the date they are made and are based on information currently available and on the then current expectations. Holders of securities of the Company are cautioned that forward-looking statements are not based on historical facts but instead are based on reasonable assumptions and estimates of management of the Company at the time they were provided or made and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company, as applicable, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Securityholders should review the risk factors discussed under “Risk Factors” in Columbia Care’s Form 10-K for the year ended December 31, 2022, as filed with the applicable securities regulatory authorities and as also described from time to time in other documents filed by the Company with U.S. and Canadian securities regulatory authorities.

The purpose of forward-looking statements is to provide the reader with a description of management’s expectations, and such forward-looking statements may not be appropriate for any other purpose. In particular, but without limiting the foregoing, disclosure in this Current Report on Form 8-K as well as statements regarding the Company’s objectives, plans and goals, including future operating results and economic performance may make reference to or involve forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. A number of factors could cause actual events, performance or results to differ materially from what is projected in the forward-looking statements. No undue reliance should be placed on forward-looking statements contained in this Current Report on Form 8-K. Such forward-looking statements are made as of the date of this Current Report on Form 8-K. Columbia Care undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. The Company’s forward-looking statements are expressly qualified in their entirety by this cautionary statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Termination Agreement, dated July 31, 2023, between Cresco Labs Inc. and Columbia Care Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA CARE INC.

By:	/s/ Nicholas Vita
Name:	Nicholas Vita
Title:	Chief Executive Officer

Date: August 3, 2023